October 29, 2015 | Myers Industries, Inc. Third Quarter 2015 Earnings Presentation Exhibit 99.2

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995
and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).  You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Changes in the markets for the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
(11) The Company’s ability to execute the components of its Strategic Business Evolution process
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at
www.myersind.com and at the SEC.gov web site.
Safe Harbor Statement

Third Quarter 2015 Financial Summary

•
Net sales decreased due to continued
weak demand in the Material Handling
Segment’s agricultural end market and
currency fluctuation.
•
Gross profit margin increased due to
strategic pricing actions and ongoing
cost reduction activities.
•
SG&A decreased primarily as a result
of $3.0M of transaction costs in Q3
2014 related to acquisition of Scepter
and a $3.0M accrual for patent
infringement lawsuit. These reductions
were offset by an environmental
reserve of $1.3M and the acceleration
of stock compensation expense  in Q3
2015 of $1.4M, which led to a $0.03
reduction to adjusted income per
diluted share from continuing
operations during the quarter.
Note: All figures except ratios and percents are $Millions
Continuing Operations
Q3
Q3
%
Highlights
2015
2014
Change
Net sales
$141.7
$162.1
(12.6)%
Gross profit margin
29.4%
24.7%
SG&A
$39.1
$42.6
(8.3)%
Income from continuing
ops - adjusted¹
$2.8
$2.3
21.5%
Effective tax rate
25.7%
31.9%
Income per diluted share
from continuing ops -
adjusted¹
$0.09
$0.07
28.6%
¹
See Reconciliation of Non-GAAP measures on slide 9

2015 YTD Financial Summary

Notes: All figures are $Millions
Free
cash
flow
=
cash
flow
from
operations
–
capital
expenditures
Continuing Operations
Nine Months Ended
Nine Months Ended
Cash
September 30,
September 30,
Highlights
2015
2014
Cash provided by (used
for) continuing
operations
$7.1
($2.8)
Capital expenditures
$17.7
$10.9
Free cash flow
($10.5)
($13.7)
Dividends
$12.6
$11.6
Balance Sheet
September 30,
December 31,
Highlights
2015
2014
Long-term debt
$214.7
$236.4
Debt - net of cash
$209.5
$231.8

•
Excluding currency fluctuations, net
sales decreased 10.9% compared to
Q3 2014. The decline in Material
Handling net sales was primarily due
to decreased sales to the agricultural
end market due to lower demand and
the previously disclosed customer
acceleration of approximately $5.0
million of orders that occurred in Q2
2015.
•
Adjusted income before taxes (IBT)
increased versus Q3 2014 due mostly
to reductions in labor and overhead
costs and pricing actions.
Third
Quarter
Results
–
Material
Handling

$ Millions
See Reconciliation of Non-GAAP measures on slide 9
$92.5
$112.3
$0
$20
$40
$60
$80
$100
$120
Q3 2015
Q3 2014
Net Sales
$8.6
$8.3
$0
$2
$4
$6
$8
$10
Q3 2015
Q3 2014
IBT -
Adjusted

•
The decrease in Distribution net
sales as compared to Q3 of last
year was the result of decreased
demand in some of the
segment’s geographic markets,
partially due to a stronger dollar.
•
Reduced operating costs and
lower SG&A expenses led to the
32.6% increase in adjusted
income before taxes (IBT) year-
over-year.
Third
Quarter
Results
–
Distribution

$ Millions
See Reconciliation of Non-GAAP measures on slide 9
$49.2
$49.9
$40
$42
$44
$46
$48
$50
$52
Q3 2015
Q3 2014
Net Sales
$5.7
$4.3
$0
$1
$2
$3
$4
$5
$6
$7
Q3 2015
Q3 2014
IBT -
Adjusted

Outlook/Guidance
•
Challenging market conditions in agricultural end market expected to continue but seeing some positive signs
•
Decreased corn production and low crop prices are expected to continue to decrease demand for agricultural storage containers, but we are encouraged by a planned increase in orders from a larger customer in that end market and look forward to the prospect of an improved 2016
•
Stronger sales to food processing and automotive end markets that began in Q3 are expected to continue in Q4 and 2016
•
Fourth quarter and full year 2016 results should benefit from recent and upcoming new product introductions
•
Legacy material handling product re-introductions
•
New product introductions by Scepter of trigger-control and vented hi-flo gas cans
•
Maintenance and cleaning of bulk boxes by Buckhorn
•
Vending machine program in the Distribution Segment
•
Capital expenditures for continuing operations in 2015 are expected to be approximately $25 -
$30 million
•
Approximately 70% of Capital Expenditures will be used for growth and productivity projects
•
Anticipate effective tax rate for full year 2015 will be approximately 32.5%
•
A result of shift to more international earnings with a full year of Scepter in our results
•
Free cash flow is estimated to be between $25 -
$30 million
•
Capital allocation priorities will remain both opportunistic and balanced

MYERS INDUSTRIES, INC.

BULLSEYE 10
Patch Rubber
Company

Appendix 8

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
Quarter Ended September 30,
Nine Months Ended September 30,
2015
2014
2015
2014
Material
Handling
Income (loss) from continuing operations before
income taxes as reported
$
7.4
$
(0.4)
$
41.6
$
23.9
Patent infringement lawsuit
—
3.0
(3.0)
3.0
Transaction costs -
Scepter acquisition
—
2.9
—
2.9
Inventory step-up Scepter acquisition
—
2.3
—
2.3
Restructuring expenses and other adjustments
1.2
0.5
1.8
1.1
Income from continuing operations before
income taxes as adjusted
8.6
8.3
40.4
33.2
Distribution
Income from continuing operations before
income taxes as reported
5.6
4.1
13.6
12.7
Restructuring expenses and other adjustments
0.1
0.2
0.2
1.0
Income from continuing operations before
income taxes as adjusted
5.7
4.3
13.8
13.7
Corporate
and
interest
expense
(Loss) before income taxes as reported
(12.1)
(9.0)
(33.1)
(25.0)
Environmental reserve
1.3
—
1.3
—
Transaction costs, professional and legal fees
and other adjustments
0.7
0.1
2.4
0.7
Corporate and interest expense as adjusted
(10.1)
(8.9)
(29.4)
(24.3)
Continuing
Operations
Income (loss) from continuing operations before
income taxes as reported
0.9
(5.3)
22.1
11.6
Total of all adjustments above
3.3
9.0
2.7
11.0
Income from continuing operations before
income taxes as adjusted
4.2
3.7
24.8
22.6
Income taxes*
1.4
1.4
8.0
8.3
Income from continuing operations as adjusted
$
2.8
$
2.3
$
16.8
$
14.3
Adjusted earnings per diluted share from
continuing operations
$
0.09
$
0.07
$
0.54
$
0.43
*Income taxes calculated using the normalized effective tax rate for each year.
release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Income
(loss)
excluding
the
items
mentioned
above
in
the
text
of
this

MYERS INDUSTRIES, INC.

TIRE and TUBE
MOUNTING
COMPOUND
FOR MOUNTING TUBELESS TIRES OR SYNTHETIC TUBES